Prospectus Supplement

DFA INVESTMENT DIMENSIONS GROUP INC.
United Kingdom Small Company Portfolio

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2019

(1)	The following is added to the “Additional Information on Investment Objectives and Policies—ADDITIONAL INFORMATION REGARDING INVESTMENT RISKS” section of the Prospectus:

United Kingdom Market Risk: Because the United Kingdom Small Company Series concentrates investments in the United Kingdom, the United Kingdom Small Company Portfolio’s performance is expected to be closely tied to the social, political and economic conditions within the United Kingdom and to be more volatile than the performance of funds with more geographically diverse investments. There is continuing uncertainty around the future of the United Kingdom following the United Kingdom’s vote to withdraw from the European Union (“EU”) in June 2016 (“Brexit”). Withdrawal is expected to be followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021. However, there is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s exit will be conducted, including the outcome of negotiations for a new relationship between the United Kingdom and EU. If no agreement is reached as to the terms of the United Kingdom’s exit from the EU prior to the negotiated exit date, the impacts of Brexit may be greater. Brexit may cause more market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the United Kingdom. While it is not possible to determine the precise impact these events may have on the Portfolio or Master Fund, the impact on the United Kingdom could be significant and could adversely affect the value and liquidity of investments in the United Kingdom.

The date of this Supplement is April 11, 2019

SUPP041119-001B